RE: Partners Portfolio ("Portfolio"); a series of Neuberger Berman Advisers Management Trust



Dear Contractowner:

Enclosed you will find a Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Instructions.

The Board of Trustees of the Neuberger Berman Advisers Management Trust is soliciting proxies to be voted at a Special Meeting of Shareholders of the Portfolio.

You are the owner of a Variety Plus Contract issued by American General Life Insurance Company. You have the right to instruct American General Life Insurance Company on how to vote your proportional interest in shares of the Portfolio held by American General Life's Special Account D.

American General Life Insurance Company, on behalf of Separate Account D, will vote at the Shareholders' Meeting described in the Proxy Statement. You have an opportunity to provide instructions as to how your interests are to be voted.
You are encouraged to examine the Proxy Statement and cast your vote by returning the Proxy Instruction card.

If you have any questions please contact us at 1-800-247-6584.
Annuity Administration
American General Life Insurance Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
PARTNERS PORTFOLIO
SEPARATE ACCOUNT D


The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account") to vote shares of the Partners Portfolio (the "Portfolio") attributable to the Contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") to be held on October 31, 2000 at 10:30 a.m., Eastern Time at the offices of the Portfolio, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on October 31, 2000.

The Separate Account will vote shares attributable to your Contract as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Contract "FOR" the nominees for trustee and the proposals described below. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before October 31, 2000, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

By signing and dating below you instruct the Separate Account to vote shares of the above referenced Portfolio attributable to your Contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.


                    NOTE: Please sign exactly as your name appears on the proxy.


                    -----------------------------------------------------------
                    Signature(s) Title(s) if applicable

                    DATE:
                         ----------------------------

                    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN,
                    DATE, AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED.


THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:             FOR ALL                 WITHHOLD
     (01) JOHN CANNON (02) FAITH COLISH                         NOMINEES LISTED         AUTHORITY TO VOTE
     (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  EXCEPT AS MARKED         FOR ALL NOMINEES
     (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN                  TO THE CONTRARY
     (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF                   AT LEFT
     (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.
     (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON                    / /                      / /                    / /
     (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
     (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
     (17) PETER E. SUNDMAN  (18) PETER P. TRAPP
     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)

     ----------------------------------------------------

                                                                    FOR                 AGAINST             ABSTAIN

2.   To approve a change in the fundamental investment              / /                   / /                 / /
     limitation concerning diversification.

3.   To ratify the selection of Ernst & Young LLP as the            / /                   / /                 / /
     independent auditors.


RE: Balanced Portfolio ("Portfolio"); a series of Neuberger Berman Advisers Management Trust



Dear Contractowner:

Enclosed you will find a Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Instructions.

The Board of Trustees of the Neuberger Berman Advisers Management Trust is soliciting proxies to be voted at a Special Meeting of Shareholders of the Portfolio.

You are the owner of a Variety Plus Contract issued by American General Life Insurance Company. You have the right to instruct American General Life Insurance Company on how to vote your proportional interest in shares of the Portfolio held by American General Life's Special Account D.

American General Life Insurance Company, on behalf of Separate Account D, will vote at the Shareholders' Meeting described in the Proxy Statement. You have an opportunity to provide instructions as to how your interests are to be voted.
You are encouraged to examine the Proxy Statement and cast your vote by returning the Proxy Instruction card.

If you have any questions please contact us at 1-800-247-6584.
Annuity Administration
American General Life Insurance Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
BALANCED PORTFOLIO
SEPARATE ACCOUNT D


The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account") to vote shares of the Balanced Portfolio (the "Portfolio") attributable to the Contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") to be held on October 31, 2000 at 10:30 a.m., Eastern Time at the offices of the Portfolio, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on October 31, 2000.

The Separate Account will vote shares attributable to your Contract as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Contract "FOR" the nominees for trustee and the proposals described below. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before October 31, 2000, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

By signing and dating below you instruct the Separate Account to vote shares of the above referenced Portfolio attributable to your Contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.


                    NOTE: Please sign exactly as your name appears on the proxy.


                    -----------------------------------------------------------
                    Signature(s) Title(s) if applicable

                    DATE:
                         ------------------------------

                    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN,
                    DATE, AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED.


THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:             FOR ALL                 WITHHOLD
     (01) JOHN CANNON (02) FAITH COLISH                         NOMINEES LISTED         AUTHORITY TO VOTE
     (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  EXCEPT AS MARKED         FOR ALL NOMINEES
     (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN                  TO THE CONTRARY
     (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF                   AT LEFT
     (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.
     (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON                    / /                      / /                    / /
     (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
     (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
     (17) PETER E. SUNDMAN  (18) PETER P. TRAPP
     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)

     ----------------------------------------------------

                                                                    FOR                 AGAINST             ABSTAIN

2.   To approve a change in the fundamental investment              / /                   / /                 / /
     limitation concerning diversification.

3.   To ratify the selection of Ernst & Young LLP as the            / /                   / /                 / /
     independent auditors.


                          INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                             ATM BALANCED PORTFOLIO

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------


  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

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